UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

SkyWater Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40345	37-1839853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East 86th Street Bloomington, Minnesota	55425
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 851-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	SKYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2024, the Board of Directors (“Board”) of SkyWater Technology, Inc. (the “Company”) elected Dennis J. Goetz and Joseph J. Humke to serve on the Board effective April 1, 2024. Each of Mr. Goetz and Mr. Humke will serve as a director for a term expiring at the Company’s 2024 Annual Meeting of Stockholders.

The Board has determined that each of Mr. Goetz and Mr. Humke is independent under Nasdaq rules. In conjunction with their election to the Board, the Board appointed Mr. Goetz to the Audit Committee of the Board and Mr. Humke to the Nominating and Corporate Governance Committee of the Board.

Mr. Goetz’ and Mr. Humke’s compensation will be consistent with that of other non-employee directors paid by the Company pursuant to its Non-Employee Director Compensation Policy, a copy of which was filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K (as amended) originally filed with the U.S. Securities and Exchange Comxmission (“SEC”) on March 15, 2023. Such compensation will be pro-rated to reflect the actual time Mr. Goetz and Mr. Humke serve on the Board.

There are no arrangements or understandings between either Mr. Goetz or Mr. Humke and any other person pursuant to which he was selected as a director, and there are no transactions related to the Company in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K. Additionally, in connection with their appointments, each of Mr. Goetz and Mr. Humke will enter into a standard indemnification agreement with the Company in the form previously approved by the Board, a copy of which was filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K (as amended) originally filed with the SEC on March 15, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWater Technology, Inc.

Date: March 8, 2024	/s/ Thomas J. Sonderman
	Name:	Thomas J. Sonderman
	Title:	Chief Executive Officer